UBS Series Funds

October 25, 2022

Supplement to the prospectus and Statement of Additional Information (the “SAI”), each dated August 29, 2022, as supplemented.

Includes:

•	UBS Select Prime Investor Fund
•	UBS Select Government Investor Fund
•	UBS Select Treasury Investor Fund
•	UBS Select ESG Prime Investor Fund

Dear Investor,

The purpose of this supplement to the prospectus and SAI for UBS Select Prime Investor Fund, UBS Select Government Investor Fund, UBS Select Treasury Investor Fund, and UBS Select ESG Prime Investor Fund (each, a “fund” and together, the “funds”), each a series of UBS Series Funds (the “Trust”), is to notify you that, at the recommendation of UBS Asset Management (Americas) Inc., the funds’ administrator, the Board of Trustees (the “Board”) of the Trust approved Agreements and Plans of Reorganization providing for the acquisition of the assets and liabilities of each fund by its respective “Acquiring Fund,” as set out in the below chart, each also a series of the Trust. The Agreements and Plans of Reorganization set forth the terms by which each of the funds will transfer its assets and liabilities in exchange for shares of the respective Acquiring Fund, followed by the distribution of shares of the Acquiring Fund to the shareholders of each respective fund and the complete liquidation of each fund (collectively, the “Reorganizations”). Each Acquiring Fund has an identical investment objective and investment strategy to that of each respective fund.

Funds	Acquiring Funds
UBS Select Prime Investor Fund	UBS Select Prime Institutional Fund
UBS Select Government Investor Fund	UBS Select Government Institutional Fund
UBS Select Treasury Investor Fund	UBS Select Treasury Institutional Fund
UBS Select ESG Prime Investor Fund	UBS Select ESG Prime Institutional Fund

After the Reorganizations are consummated, shareholders of each of the funds will become shareholders of the respective Acquiring Fund. The Reorganizations are intended to be tax-free, meaning that shareholders of each of the funds will become shareholders of the respective Acquiring Fund without realizing any gain or loss for federal income tax purposes.

The Reorganizations do not require shareholder approval, and you are not being asked to vote on the Reorganizations. Shareholders who own shares of a fund as of the record date will receive an Information Statement/Prospectus containing further information regarding the Reorganizations, which are scheduled to take place on or about January 20, 2023.

ZS-1196

As a reminder, the funds remain closed to new investments (except for dividend reinvestment), including new investors, however the funds’ investors should note that they now have available to them substantially similar money market funds which have lower ongoing operating expenses. Please consider contacting your Financial Adviser for additional information related to investing in those other money market funds.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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